                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
      Report for the Month Ended May 31, 2001

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series   Description                       Cusip #      Due Date
      ---------------------------------------------------------------------
      1999-1A  Senior Auction Rate Notes........280907AP1..December 1, 2035
      1999-1B  Senior Auction Rate Notes........280907AQ9..December 1, 2035
      1999-1C  Subordinate Auction Rate Notes...280907AR7..December 1, 2035
      2000-1A  Senior Auction Rate Notes........280907AS5..December 1, 2035
      2000-1B  Senior Auction Rate Notes........280907AT3..December 1, 2035
      2000-1C  Subordinate Auction Rate Notes...280907AU0..December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None

C.    Principal Outstanding - May, 2001
      ---------------------------------

                              Principal       Principal      Principal         Principal
                           Outstanding,        Borrowed       Payments      Outstanding,
      Series             Start of Month    During Month   During Month      End of Month
      ----------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A          $78,000,000.00           $0.00          $0.00    $78,000,000.00
        1999-1B           39,000,000.00            0.00           0.00     39,000,000.00
        1999-1C            9,300,000.00            0.00           0.00      9,300,000.00
                  ----------------------------------------------------------------------
        Total            126,300,000.00            0.00           0.00    126,300,000.00
                  ----------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00            0.00           0.00     54,100,000.00
        2000-1B           54,100,000.00            0.00           0.00     54,100,000.00
        2000-1C           22,000,000.00            0.00           0.00     22,000,000.00
                  ----------------------------------------------------------------------
        Total            130,200,000.00            0.00           0.00    130,200,000.00
                  ----------------------------------------------------------------------
      Totals            $256,500,000.00           $0.00          $0.00   $256,500,000.00
                  ======================================================================

D.    Accrued Interest Outstanding - May, 2001
      ----------------------------------------

                       Accrued Interest        Interest       Interest  Accrued Interest      Interest
                           Outstanding,         Accrued       Payments      Outstanding,    Rate As Of
      Series             Start of Month    During Month   During Month      End of Month  End Of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A             $301,275.00     $309,811.67    $593,320.00        $17,766.67      4.10000%
        1999-1B              150,637.50      153,085.83     294,840.00          8,883.33      4.10000%
        1999-1C               36,618.75       38,101.58      72,550.33          2,170.00      4.20000%
                  ----------------------------------------------------------------------
        Total                488,531.25      500,999.08     960,710.33         28,820.00
                  ----------------------------------------------------------------------
      Series 2000-1:
        2000-1A               34,789.31      209,081.47     194,820.11         49,050.67      4.08000%
        2000-1B              196,533.28      214,761.97     405,209.00          6,086.25      4.05000%
        2000-1C               14,513.89       87,052.78      81,277.78         20,288.89      4.15000%
                  ----------------------------------------------------------------------
        Total                245,836.48      510,896.22     681,306.89         75,425.81
                  ----------------------------------------------------------------------
      Totals                $734,367.73   $1,011,895.30  $1,642,017.22       $104,245.81
                  ======================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      ------------------------------------------------------
      Series 1999-1:
        1999-1A               27-Jun-01               12.49%
        1999-1B               27-Jun-01               12.55%
        1999-1C               27-Jun-01               12.24%
      Series 2000-1:
        2000-1A               19-Jul-01               12.26%
        2000-1B               28-Jun-01               11.95%
        2000-1C               19-Jul-01               12.04%

F.    Noteholders' Carry-Over Amounts - May, 2001
      -------------------------------------------

                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  ====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - May, 2001
      ---------------------------------------------------------------

                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  ====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - May, 2001
      -------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$3,847,500.00
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................$3,847,500.00
                                                                  =============

B.    Capitalized Interest Accounts - May, 2001
      -----------------------------------------

                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$4,042,743.15
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................$4,042,743.15
                                                                  =============

C.    Acquisition Accounts - May, 2001
      --------------------------------

                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$          0.00
      Additions During Month....................................           0.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................           0.00
        Accrued Income..........................................           0.00
        Premiums and Related Acquisition Costs..................           0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................           0.00
        Premiums and Related Acquisition Costs..................           0.00
                                                                ---------------
      Balance, End of Month.....................................$          0.00
                                                                ===============

D.    Alternative Loan Guarantee Accounts - May, 2001
      -----------------------------------------------

                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$  2,125,684.49
      Additions During Month (Initial Purchase of Student
        Loans)..................................................           0.00
      Guarantee Fees Received (Refunded) During Month...........           0.00
      Interest Received During Month............................      10,326.65
      Other Additions During Month..............................       3,591.21
      Less Withdrawals During Month for Default Payments........    (114,496.07)
                                                                ---------------
      Balance, End of Month.....................................$  2,025,106.28
                                                                ===============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - May, 2001
      ----------------------------------------------
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$224,460,385.85
      Initial Purchase of Eligible Loans........................           0.00
      Transfers.................................................      (8,107.52)
      Loans Purchased / Originated..............................           0.00
      Capitalized Interest......................................     250,212.00
      Less Principal Payments Received..........................  (3,129,950.52)
      Less Defaulted Alternative Loans Transferred..............    (108,738.09)
      Other Increases (Decreases)...............................        (161.98)
                                                                ---------------
      Balance, End of Month.....................................$221,463,639.74
                                                                ===============

B.    Composition of Student Loan Portfolio as of May 31, 2001
      --------------------------------------------------------

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$221,463,639.74
      Number of Borrowers.......................................         34,054
      Average Outstanding Principal Balance Per Borrower........$         6,503
      Number of Loans (Promissory Notes)........................         64,686
      Average Outstanding Principal Balance Per Loan............$         3,424
      Weighted Average Interest Rate............................           8.14%

C.    Distribution of Student Loan Portfolio by Loan Type as of May 31, 2001
      ----------------------------------------------------------------------

                                               Outstanding
                                                 Principal
      Loan Type                                    Balance         Percent
      ---------------------------------------------------------------------
      Stafford - Subsidized................$ 84,385,413.64           38.1%
      Stafford - Unsubsidized..............  48,983,891.32           22.1%
      Stafford - Nonsubsidized.............         118.29            0.0%
      PLUS.................................  20,752,751.91            9.4%
      SLS..................................     106,242.73            0.0%
      Consolidation........................  12,840,871.98            5.8%
      Alternative..........................  54,394,349.87           24.6%
                                           -------------------------------
      Total................................$221,463,639.74          100.0%
                                           ===============================

D.    Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2001
      --------------------------------------------------------------------------

                                               Outstanding
                                                 Principal
      Interest Rate                                Balance         Percent
      --------------------------------------------------------------------
      Less Than 7.00%......................$    490,906.07            0.2%
      7.00% to 7.49%.......................  28,561,504.00           12.9%
      7.50% to 7.99%.......................  43,090,855.58           19.5%
      8.00% to 8.49%....................... 115,007,080.13           51.9%
      8.50% to 8.99%.......................  20,277,557.78            9.2%
      9.00% to 9.49%.......................   1,293,626.01            0.6%
      9.50% or Greater.....................  12,742,110.17            5.8%
                                           -------------------------------
      Total................................$221,463,639.74          100.0%
                                           ===============================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status
      -----------------------------------------------------------------
      as of May 31, 2001
      ------------------

                                               Outstanding
                                                 Principal
      Borrower Payment Status                      Balance         Percent
      --------------------------------------------------------------------
      School...............................$ 54,750,554.17           24.7%
      Grace................................  13,868,909.94            6.3%
      Repayment............................ 121,687,333.93           54.9%
      Deferment............................  23,589,505.21           10.7%
      Forbearance..........................   7,567,336.49            3.4%
                                           -------------------------------
      Total................................$221,463,639.74          100.0%
                                           ===============================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      May 31, 2001
      ------------

                                                  Percent by Outstanding Balance
                                                  ------------------------------
                                     Outstanding     Excluding
                                       Principal  School/Grace   All Loans in
      Delinquency Status                 Balance  Status Loans      Portfolio
      ------------------------------------------------------------------------
      31 to 60 Days...............$ 4,461,865.65          2.9%           2.0%
      61 to 90 Days...............  2,746,936.26          1.8%           1.2%
      91 to 120 Days..............  1,876,160.47          1.2%           0.8%
      121 to 180 Days.............  3,785,530.08          2.5%           1.7%
      181 to 270 Days.............  1,821,985.34          1.2%           0.8%
      Over 270 Days...............    790,365.16          0.5%           0.4%
      Claims Filed, Not Yet Paid..    724,846.02          0.5%           0.3%
                                  --------------------------------------------
      Total.......................$16,207,688.98         10.6%           7.3%
                                  ============================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      May 31, 2001
      ------------

                                               Outstanding
                                                 Principal
      Guarantee Status                             Balance         Percent
      --------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........$    634,326.14            0.3%
      FFELP Loan Guaranteed 98%............ 166,434,963.73           75.2%
      Alternative Loans Non-Guaranteed.....  54,394,349.87           24.6%
                                           -------------------------------
      Total................................$221,463,639.74          100.0%
                                           ===============================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      May 31, 2001
      ------------
                                                      Outstanding
                                                        Principal
      Guarantee Agency                                    Balance     Percent
      ------------------------------------------------------------------------
      Education Assistance Corporation............$100,184,719.04       45.2%
      Great Lakes Higher Education Corporation....  16,806,629.44        7.6%
      California Student Aid Commission...........  19,457,797.50        8.8%
      Student Loans of North Dakota...............   6,378,273.19        2.9%
      Texas GSLC..................................   5,235,671.93        2.4%
      Pennsylvania Higher Education Assistance
       Agency.....................................   7,644,090.87        3.5%
      United Student Aid Funds, Inc...............  10,173,217.76        4.6%
      Other Guarantee Agencies....................   1,188,890.14        0.5%
      Alternative Loans Non-Guaranteed............  54,394,349.87       24.6%
                                                  ---------------------------
      Total.......................................$221,463,639.74      100.0%
                                                  ===========================

I.    Fees and Expenses Accrued For / Through  May, 2001

                                                                    For The 5
                                                                 Months Ended
                                               May, 2001         May 31, 2001
                                             --------------------------------
      Servicing Fees.........................$193,787.78          $973,556.48
      Indenture Trustee Fees.................   5,343.78            26,718.82
      Broker / Dealer Fees...................  55,218.75           263,626.36
      Auction Agent Fees.....................   4,417.50            21,517.52
      Other Permitted Expenses...............       0.00                 0.00
                                             --------------------------------
      Total..................................$258,767.81        $1,285,419.18
                                             ================================

J.    Ratio of Assets to Liabilities as of May 31, 2001
      -------------------------------------------------

                                                                       Amount
                                                              ---------------
      Total Indenture Assets..................................$259,485,379.19
      Total Indenture Liabilities............................. 256,798,839.76
                                                              ---------------
      Ratio...................................................        101.05%
                                                              ===============